Exhibit 99.1

Marine Products Corporation Corporate Overview and Fourth Quarter 2022 Industry Update November 16, 2022

FORWARD - LOOKING STATEMENTS AND NON - GAAP DISCLOSURE Certain statements and information included in this discussion constitute “forward - looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 . In particular, such statements include, without limitation, the statements ( i ) regarding our continued efforts to meet high retail and dealer demand, (ii) our expectations regarding improved transportation and supply chain problems, (iii) regarding our improved model mix and our belief that the price increases we have instituted over the past year to compensate for higher costs generated record net sales and net income, (iv) regarding our belief that manufacturing and product development efforts continue to reward us with dealer demand for models which appeal to boaters and (v) regarding our belief that customers interested in new larger boat models are less likely to be concerned about higher fuel prices and interest rates than customers who purchase smaller boats . Additional discussion of factors that could cause the actual results to differ materially from management’s projections, forecasts, estimates and expectations is contained in Marine Products’ Annual Report on Form 10 - K, filed with the U . S . Securities and Exchange Commission (the “SEC”) for the year ended December 31 , 2021 . Additional discussion of factors that could cause the actual results to differ materially from management’s projections, forecasts, estimates and expectations is contained in Marine Products’ Annual Report on Form 10 - K, filed with the U . S . Securities and Exchange Commission (the “SEC”) for the year ended December 31 , 2021 . Such forward - looking statements include statements that look forward in time or express management’s beliefs, expectations or hopes . Marine Products Corporation has used the non - GAAP financial measure of earnings before interest, taxes, depreciation and amortization (EBITDA) in today’s this presentation . EBITDA should not be considered in isolation or as a substitute for operating income, net income or other performance measures prepared in accordance with GAAP . Marine Products Corporation uses EBITDA as a measure of operating performance because it allows us to compare performance consistently over various periods without regard to changes in our capital structure . A non - GAAP financial measure is a numerical measure of financial performance, financial position, or cash flows that either 1 ) excludes amounts, or is subject to adjustments that have the effect of excluding amounts, that are included in the most directly comparable measure calculated and presented in accordance with GAAP in the statement of operations, balance sheet or statement of cash flows, or 2 ) includes amounts, or is subject to adjustments that have the effect of including amounts, that are excluded from the most directly comparable measure so calculated and presented . Set forth below is a reconciliation of EBITDA with Net Income, the most comparable GAAP measure . This reconciliation also appears on Marine Products Corporation’s investor website, which can be found on the Internet at MarineProductsCorp . com . It can also be found in Appendix A at the end of this discussion .

CORPORATE PROFILE • Headquartered in Atlanta • Manufacturing Facility in Nashville, GA • Publicly traded since 2001 • NYSE: MPX • Recent Stock Price: $11.20 • Market Capitalization: $373 million • Current Dividend Yield: 5.0% • Average Daily Volume (last 3 months): 27,600 • No debt, clean balance sheet • Dividends in all but 2 years as a public company Marine Products Corporation has been building high - quality fiberglass powerboats for more than 55 years.

MPX AT - A - GLANCE $299 $292 $240 $298 $349 2018 2019 2020 2021 TTM Q3 22 x One of the largest manufacturers of fiberglass powerboats in the U.S., with leading market positions across its Chaparral and Robalo brands x Brands are oriented toward recreational and coastal fishing categories x Highly regarded for innovation with products known for performance, features, function and value x Disciplined focus on long - term shareholder returns and capital stewardship MPX is a leading manufacturer of recreational powerboats, with leading market shares across key brands, poised to continue to grow and expand its franchise 2021 SALES BY PROPULSION (1) Outboard ≈63% Sterndrive ≈36% Sales $37 $36 $26 $38 $50 2018 2019 2020 2021 TTM Q3 22 EBITDA KEY STATS # 2 Outboard Boat Market Share (1) 40 Boat Models 300+ Global Dealer Network ≈17% ROIC Since 2006 ≈24% LTM Gross Margin ≈13% LTM EBITDA Margin 2021 SALES BY BRAND Chaparral ≈54% Robalo ≈46% FINANCIAL SNAPSHOT ($ IN MILLIONS) (1) Excludes jet boat sales which accounted for <1% of total sales and were discontinued in 2022.

MPX's EVOLUTION

MARINE PRODUCTS CORPORATION

MPX has evolved by utilizing its design and manufacturing expertise and dealer network to capture attractive market opportunities

- **1965** – Chaparral founded in Ft. Lauderdale, FL
- **1969** – Robalo founded
- **1976** – Chaparral moved to Nashville, Georgia, obtaining additional manufacturing space and access to a trained workforce
- **1986** – MPX acquires Chaparral
- **1993** – Sunesta deck boat introduced
- **2000** – Premium SSi sport boat line introduced
- **2001** – MPX acquires Robalo
- **2007** – SSX luxury sport boat introduced
- **2012** – H2O sport boat introduced
- **2015** – SunCoast outboard sport decks introduced
- **2018** – Chaparral Surf Series introduced
- **2019** – Chaparral introduced the OSX luxury outboard sportboat

DEMONSTRATED ABILITY TO EVOLVE WITH CONSUMER PREFERENCES



Sterndrive
~95%
2010
SALES BY
PROPULSION
Outboard
~5%

MPX has evolved with the market into faster growing, premium outboard categories



Sterndrive
~37%
2021
SALES BY
PROPULSION (1)
Outboard
~63%

(1) Excludes jet propulsion sales that are being discontinued, which comprises approximately 1% of sales.

MARINE PRODUCTS CORPORATION

INVESTMENT HIGHLIGHTS

1 Powerful Brand Heritage and Market Leadership

- 55+ year heritage fostering brand awareness for manufacturing high-quality powerboats
- Combination of Chaparral's and Robalo's outboards holds the #2 market position for outboard boats in their size range

2 Favorable Market Trends

- Generational step-change in participation and increase of new entrants in recreational boating

3 Recognized Industry Innovator

- Strong competence to leverage existing designs and innovate across the platform

4 Broad Dealer Network

- 300+ dealers globally, including many of the largest and most reputable dealers in top boating regions
- Developed long-term partnerships over decades of providing sales and service, inventory management, financial and operational support

5 Efficient Operations

- Vertical integration (e.g., upholstery, cabinetry, canvas in-house) enables highly controllable cost structure with the ability to enhance quality
- Constant adjustment of model mix and production scheduling to maximize throughput and optimize profitability

6 Attractive Financial Profile

- Demonstrated ability to generate double digit return on invested capital over the long term
- Fortress balance sheet with no leverage mitigates impact of financial downturns


23 • SSI


246 • CAYMAN BAY BOAT


28 • SURF


R302 • CENTER CONSOLE


300 • OSX


R317 • DUAL CONSOLE


347 • SSX

MARINE PRODUCTS CORPORATION

ENDURING MARKET LEADERSHIP POSITION _____________________ Source: SSI data. 21 - 34 ft Sterndrive 18 - 36 ft Outboard #2 Leadership position in 18 - 36 ft outboards through Robalo brand #2 Leadership position in 21 - 34 ft sterndrives through Chaparral brand Combination of Chaparral’s and Robalo’s Outboards Holds #2 Market Position for Outboard Boats in their Size Range MPX Brands hold leading market share in their respective categories 12% 12% 21% 23% 7% 4% 5% 5% 5% 5%

HIGHLY REGARDED, LONG-TENURED ENTHUSIAST BRANDS

MPX's brands are recognized as some of the best on the water!



"When it comes to fishing boats, it's difficult to beat the brand recognition and reputation enjoyed by Robalo Boats, which has been building solid, value-focused craft for anglers for more than 50 years."
- Gary Reich, Soundings (Jan. 2021)


ROBALO

"Chaparral Boats has an astounding reputation of being solid boat makers. Like we mentioned before, they have been in the industry for half a century. They deliver on their promise of excellence and have plenty of awards to back up their claim."
- FishTale Boats (Dec. 2020)


CHAPARRAL


CHAPARRAL


ROBALO


ROBALO

CUSTOMER ENGAGEMENT ACROSS SOCIAL MEDIA PLATFORMS (1)

Facebook: 282K+ Followers

Instagram: 44K+ Followers

YouTube: 1.7K+ Subscribers

(1) Consolidated Chaparral and Robalo social media stats as of November 2021.

MARINE PRODUCTS CORPORATION

20 Models 21 – 34 ft. Length Range $56k – $470k Price Range 20 Models 18 – 36 ft. Length Range $47k – $600k Price Range SSI Surf OSX Dual Console Center Console Bay Boat STERNDRIVE AND OUTBOARD PLEASURE BOATS OUTBOARD SPORT FISHING BOATS BROAD LINE - UP OF FIBERGLASS BOATS 2022 MODEL YEAR

CHARACTERISTICS OF THE FIBERGLASS RECREATIONAL BOAT MARKET

FIBERGLASS MARKET GROWTH…

(Units in Thousands)



3%+ CAGR
57.9
64.8
68.9
69.8
72.5
74.3
85.6
73.5
2014
2015
2016
2017
2018
2019
2020
2021

WHY CUSTOMERS CHOOSE FIBERGLASS BOATS

Strength / Durability
Construction maximizes strength with little maintenance required

Hull Versatility
Highly versatile designs to take on a wide range of conditions

Technology / Horsepower
Higher horsepower allows faster speeds for many water activities

…SUPPORTED BY GROWING POPULARITY IN THE AGE OF COVID

Recreational boating grew in popularity as the pandemic began because it is …

- An outdoor activity in fresh air
- Isolated from large groups in uncontrolled environments
- A great option for families who abandoned large cities for vacation homes near the water
- More feasible as consumers gain control over leisure time and employees worked remotely

Since the pandemic began, more than 30% of new boat buyers are first-time buyers

Source: SSI data, Recreational Boating & Fishing Foundation.

MARINE PRODUCTS CORPORATION

INNOVATIVE TECHNOLOGY LEADER

MPX has a track record of being a leading innovator in the recreational boating industry

EXTENDED V-PLANE HULL



- Running surface spans the length of the entire boat in contrast to standard sterndrive boats
- Allows for more deck space, better planing performance and a more comfortable ride
- Creates superior stability under low speeds
- Utilized on the Company's Chaparral and Robalo boating lines

HYDRO LIFT HULL



- Variable dead rise hull design allows for a smooth ride in rough water conditions
- Increases the maximum speed obtainable by a given horsepower and weight of a boat
- Enhances fuel efficiency
- Smooth design supplements cornering agility

INFINITY POWER STEP



- Located on the boat's stern, Power Step lowers into the water at the touch of a button
- Utilized by passengers to easily board or exit the boat
- Ideal for all age groups and pets
- Creates one of the most accessible boats in the industry

INNOVATIVE SEATING



- Chaparral's Vista View lounge that can change position from sitting upright to full-length lounging at the touch of a button
- Chaparral's Oasis Lounge features an adjustable back rest and the ability to face forward or the rear
- Ability to fold flat to create a sun pad

COMMITMENT TO INNOVATION AND SERVICE

marine industry CSI | J.D. POWER | ***70+ Awards*** ***for Product Excellence and Customer Service*** | NMMA National Marine Manufacturers Association | OTW's BEST FISHING BOAT 2020

MARINE PRODUCTS CORPORATION

10+ Years Average Dealer Relationship Significant Presence No Presence HIGHLIGHTS Europe Asia Australia Africa P remier dealer network with 260 domestic and 69 international, independent dealers Increased dealer network from 192 in 2010 to 329 today, with identified plans to continue expansion in key markets MPX’s largest dealers are exclusive, allowing them to focus on selling MPX’s products Canada (Chaparral) Nashville, GA (Marine Products) Atlanta, GA (Robalo) Nashville, GA MPX’s DEALER FOOTPRINT

FACILITIES OVERVIEW

MPX operates out of five state-of-the-art manufacturing facilities

KEY METRICS

≈1.2M
Total Square Feet

900+
Total Employees

KEY FUNCTIONS

1. Engineering / R&D
2. Manufacturing
3. Assembly and Final Testing
4. Warehouse

- MPX's facilities include 5 manufacturing plants in Nashville, Georgia
- Facilities are utilized to design new models, fabricate hulls, decks and small fiberglass parts, manufacture interiors and assemble and test end products before shipping to dealers

FACILITY SNAPSHOTS


R&D
Truck Shop & Loading
Plant 3 Boats >25ft
Plant 5
Corporate Office
4
Warehouse
Plant 1 Boats <25ft
Plant 4 Small Parts
Plant 2 Interiors


1


2


2


2


3

MARINE PRODUCTS CORPORATION

_____________________ (1) Defined as net cash provided by operations / average total invested capital. (2) MPX spun - off from RPC in February 2001. 15.9% 14.3% (9.8%) 12.1% 3.4% 8.9% 11.5% 10.6% 17.1% 18.9% 38.8% 28.6% 39.8% 32.2% 0.4% 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 ≈$337 ≈$44 ≈$116 ≈$176 Operating Cash Flow Capital Expenditures Share Repurchases Dividends Paid x ≈18% average return on invested capital since inception x Strong ROIC has led to significant cash flow generation x Proven track record of long - term shareholder returns x Almost $300M has been returned to shareholders in MPX’s 20 years as a public company x Paid dividends in all but two years of history as public company INVESTOR - ORIENTED CAPITAL PHILOSOPHY RETURN ON INVESTED CAPITAL (1) SELECTED CASH FLOW MEASURES SINCE SPIN - OFF (2) CAPITAL STEWARDSHIP TAILORED TOWARD SHAREHOLDERS

APPENDIX A – NON - GAAP RECONCILIATION 2018 2019 2020 2021 Q3 22 YTD Net Income $28,488 $28,239 $19,444 $29,026 $28,490 Add: Income Tax provision 7,167 6,219 5,012 7,382 8,510 Depreciation and Amortization 1,820 2,090 1,954 1,816 1,416 Less: Interest Income 268 323 95 16 52 EBITDA $37,207 $36,225 $26,315 $38,208 $38,364 ($ 000's) Reconciliation of Net Income to EBITDA

Marine Products Corporation 2801 Buford Highway NE, Suite 300 Atlanta, GA 30329 404 - 321 - 7910 MarineProductsCorp.com